Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q (the "Form 10-Q") of Echo Therapeutics, Inc. (the “Company”) for the quarter ended September 30, 2014, as filed with the Securities and Exchange Commission, as amended by this Amendment No. 2 to the Form 10-Q (the "10-Q/A") (the Form 10-Q, as amended by the Form 10-Q/A, the "Report"), I, Scott W. Hollander, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/ Scott W. Hollander
Scott W. Hollander
Chief Executive Officer
(Principal Executive Officer)

Date: April 20, 2015